Exhibit 99.1

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

(A Delaware Limited Partnership)

Consolidated Financial Statements as of and for the Year Ended December 31, 2020

and Independent Auditors’ Report

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

TABLE OF CONTENTS

Page
INDEPENDENT AUDITORS’ REPORT	1

CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

Consolidated Statement of Financial Condition	2

Consolidated Schedule of Investments	3 - 4

Consolidated Statement of Operations	5

Consolidated Statement of Changes in Partners’ Capital	6

Consolidated Statement of Cash Flows	7

Notes to Consolidated Financial Statements	8 - 20

Deloitte & Touche LLP 30 Rockefeller Plaza New York, NY 10112-0015 USA

Tel: +1 212 492 4000 Fax: +1 212 489 1687 www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

To GSO Direct Lending Fund-D LP and Subsidiaries:

We have audited the accompanying consolidated financial statements of GSO Direct Lending Fund-D LP and Subsidiaries (the “Partnership”), which comprise the consolidated statement of financial condition, including the consolidated schedule of investments, as of December 31, 2020, and the related consolidated statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Partnership’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of GSO Direct Lending Fund-D LP and Subsidiaries as of December 31, 2020, and the consolidated results of their operations, changes in their partners’ capital, and their cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

March 30, 2021

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

DECEMBER 31, 2020

ASSETS:
Investments, at fair value (accreted cost $1,064,447,531)	$1,055,661,115
Investments in affiliates, at fair value (cost $1,942,710)	1,821,974
Cash and cash equivalents	17,292,017
Interest receivable	4,553,934
Receivable for securities sold	2,606,565
Deferred financing costs, net	2,350,357

Total assets	$1,084,285,962

LIABILITIES AND PARTNERS’ CAPITAL:
LIABILITIES:
Credit facility loans payable	$382,948,409
Interest payable	1,264,687
Management fee payable	1,258,007
Due to affiliates	879,508
Accrued expenses	708,939

Total liabilities	387,059,550

PARTNERS’ CAPITAL:
Limited partner	678,259,012
General partner	18,967,400

Total partners’ capital	697,226,412

Total liabilities and partners’ capital	$1,084,285,962

See notes to consolidated financial statements.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2020

Name of Investment	Type of Investment	Industry	Par Amount / Units	Cost	Accreted Cost	Fair Value	Percentage of Partners’ Capital
Canada
Eagle Midstream Canada Finance Inc.	7.75%* (LIBOR Floor + 6.25%) Term Loan, due 11/26/2024	Energy	$36,012,931	$35,472,737	$35,591,597	$35,472,737	5.1%
Livingston International Inc.	6.75%* (LIBOR + 5.75%) Term Loan, due 4/30/2026	Industrials	9,850,000	9,554,500	9,624,520	9,800,750	1.4%
Dominion Colour Corporation	9.25%* (LIBOR Floor + 8.25%, incl. PIK) Term Loan, due 4/6/2024	Materials	39,047,270	37,961,270	39,047,270	36,802,052	5.3%

Total Canada				82,988,507	84,263,387	82,075,539	11.8%

United States
Bungie, Inc.	7.25%* (LIBOR Floor + 6.25%) Term Loan, due 8/28/2024	Communication Services	2,500,000	2,462,500	2,471,509	2,500,000	0.4%
Bution Holdco 2, Inc. and Bution Holdco 3, Inc.	7.25%* (LIBOR Floor + 6.25%) Term Loan, due 10/17/2025	Consumer Discretionary	9,875,000	9,677,500	9,717,325	9,677,500	1.4%
CustomInk, LLC	7.00%* (LIBOR Floor + 6.00%) Term Loan, due 5/3/2026	Consumer Discretionary	30,000,000	29,378,571	29,526,577	29,325,000	4.2%
Donuts Inc	7.00%* (LIBOR Floor + 6.00%) Term Loan, due 12/29/2026	Consumer Discretionary	72,692,308	71,238,462	71,240,452	71,238,462	10.1%
EIS Buyer, LLC	7.75%* (LIBOR Floor + 6.25%) Term Loan A, due 9/30/2025	Consumer Discretionary	12,962,500	12,703,250	12,757,536	12,573,625	1.8%
Tailwind Colony Holding Corporation	8.50%* (LIBOR Floor + 7.50%) Term Loan, due 11/13/2024	Consumer Discretionary	57,413,977	56,221,002	56,612,565	55,548,023	8.0%
Unified Door and Hardware Group, LLC	7.25%* (LIBOR Floor + 6.25%) Term Loan, due 6/30/2025	Consumer Discretionary	6,787,309	6,651,562	6,666,317	6,787,309	1.0%
Abaco Energy Technologies LLC	8.50%* (LIBOR Floor + 7.00%) Term Loan, due 10/4/2024	Energy	12,837,500	12,452,375	12,548,287	11,874,688	1.7%
Tetra Technologies, Inc.	7.25%* (LIBOR Floor + 6.25%) Term Loan, due 9/10/2025	Energy	29,848,334	29,251,367	29,448,410	27,758,950	4.0%
Edifecs, Inc.	8.50%* (LIBOR Floor + 7.50%) Term Loan, due 9/21/2026	Healthcare	29,959,182	29,210,202	29,245,071	29,509,794	4.2%
Epoch Acquisition, Inc.	7.75%* (LIBOR Floor + 6.75%) Term Loan, due 10/4/2024	Healthcare	29,724,243	29,129,702	29,349,870	29,575,622	4.2%
Jayhawk Buyer, LLC	6.75%* (LIBOR Floor + 5.75%) Term Loan, due 10/15/2026	Healthcare	10,000,000	9,750,000	9,758,900	9,750,000	1.4%
Lifescan Global Corporation	6.23%* (LIBOR + 6.00%) Term Loan, due 10/1/2024	Healthcare	20,544,171	19,516,962	19,742,322	19,626,154	2.8%
Monroe Captial Holdings, LLC	7.75%* (LIBOR Floor + 6.75%) Term Loan, due 9/8/2026	Healthcare	16,541,593	16,230,861	16,247,239	16,376,177	2.3%
Odyssey Holding Company, LLC	6.75%* (LIBOR Floor + 5.75%) Term Loan, due 11/16/2025	Healthcare	48,655,239	47,682,134	47,914,197	48,655,239	7.0%
PSKW Intermediate, LLC	7.25%* (LIBOR Floor + 6.25%) Term Loan B, due 3/9/2026	Healthcare	22,331,250	21,772,969	21,848,901	22,331,250	3.2%
The GI Alliance Management, LLC	7.25%* (LIBOR Floor + 6.25%) Term Loan, due 11/2/2024	Healthcare	77,676,989	76,122,021	76,409,855	74,569,909	10.6%
Corfin
Corfin Holdings, Inc.	7.00%* (LIBOR Floor + 6.00%) Term Loan, due 2/5/2026	Industrials	4,962,500	4,863,250	4,878,237	4,950,094	0.7%
Corfin Holdco, Inc.	Common Units	Industrials	52,143	116,279	116,279	116,279	0.0%

Total Corfin				4,979,529	4,994,516	5,066,373	0.7%
IEA Energy Services LLC	7.00%* (LIBOR + 6.75%) Term Loan, due 9/25/2024	Industrials	6,955,187	6,329,221	6,554,627	6,943,607	1.0%
Jacuzzi Brands LLC	7.50%* (LIBOR Floor + 6.50%, incl. PIK) Term Loan, due 2/25/2025	Industrials	55,400,290	53,038,138	54,642,694	53,461,280	7.7%

See notes to consolidated financial statements.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2020

Name of Investment	Type of Investment	Industry	Par Amount / Units	Cost	Accreted Cost	Fair Value	Percentage of Partners’ Capital
United States
JSS Holdings, Inc.	7.25%* (LIBOR Floor + 6.25%) Term Loan, due 12/17/2027	Industrials	$28,043,478	$27,622,826	$27,622,826	$27,622,826	4.0%
LaserShip, Inc.	7.75%* (LIBOR Floor + 6.75%) Term Loan, due 3/1/2024	Industrials	22,586,207	22,541,379	22,543,618	22,575,647	3.2%
Latham Pool Products, Inc.	6.15%* (LIBOR + 6.00%) Term Loan B, due 6/18/2025	Industrials	44,523,480	42,826,221	43,343,861	44,454,023	6.4%
Lindstrom, LLC	7.25%* (LIBOR Floor + 6.25%) Term Loan, due 4/5/2025	Industrials	29,662,500	29,069,250	29,241,493	29,069,250	4.2%
Loar
Loar Group Inc.	8.25%* (LIBOR Floor + 7.25%) Term Loan, due 10/2/2023	Industrials	29,723,379	29,128,911	29,322,769	29,723,379	4.3%
Loar Acquisition 13, LLC	Common Units	Industrials	2,890,586	3,477,881	3,477,881	4,335,879	0.6%

Total Loar				32,606,792	32,800,650	34,059,258	4.9%
MAG DS Corp.	6.50%* (LIBOR Floor + 5.50%) Term Loan B, due 4/1/2027	Industrials	4,336,957	3,924,946	3,941,086	4,152,636	0.6%
Mode
Mode Purchaser, Inc.	7.25%* (LIBOR Floor + 6.25%) Term Loan, due 12/9/2026	Industrials	34,737,500	34,042,750	34,148,443	33,608,531	4.8%
Mode Holdings, L.P.	Class A-2 Units	Industrials	1,076,923	1,076,923	1,076,923	1,076,923	0.2%

Total Mode				35,119,673	35,225,366	34,685,454	5.0%
R1 Holdings, LLC	7.06%* (LIBOR Floor + 6.00%) Term Loan, due 1/2/2026	Industrials	36,905,259	36,167,154	36,341,007	36,536,207	5.2%
Spireon, Inc.	7.50%* (LIBOR Floor + 6.50%, incl. PIK) Term Loan, due 10/4/2024	Industrials	43,052,484	41,192,157	42,524,462	42,837,221	6.1%
The Action Environmental Group, Inc.	7.25%* (LIBOR + 6.00%) Term Loan, due 1/16/2026	Industrials	16,428,075	16,069,941	16,118,819	15,770,952	2.3%
The Cook & Boardman Group, LLC	6.75%* (LIBOR Floor + 5.75%) Term Loan, due 10/17/2025	Industrials	5,949,639	5,890,513	5,909,165	5,689,342	0.8%
The Wolf Organization, LLC	7.50%* (LIBOR Floor + 6.50%) Term Loan, due 9/3/2026	Industrials	5,744,975	5,634,528	5,652,258	5,802,425	0.8%
ConvergeOne Holdings, Inc.	5.15%* (LIBOR + 5.00%) Term Loan, due 1/4/2026	Information Technology	34,387,500	33,012,000	33,265,796	32,582,156	4.7%
Lytx, Inc.	7.00%* (LIBOR Floor + 6.00%) Term Loan, due 2/28/2026	Information Technology	5,388,802	5,292,751	5,310,642	5,375,771	0.8%
MRI Software, LLC	6.50%* (LIBOR Floor + 5.50%) Term Loan B, due 2/10/2026	Information Technology	9,916,393	9,785,413	9,798,646	9,868,053	1.4%
PaySimple, Inc.	5.65%* (LIBOR + 5.50%) Term Loan B, due 8/23/2025	Information Technology	1,831,715	1,795,081	1,797,064	1,795,081	0.3%
Web.com Group, Inc.	7.90%* (LIBOR + 7.75%) 2nd Lien Term Loan, due 10/9/2026	Information Technology	16,777,213	16,315,839	16,443,726	16,099,162	2.3%
SG Acquisition Inc.	5.90%* (LIBOR + 5.75%) Term Loan, due 1/27/2027	Insurance	13,819,643	13,543,250	13,580,001	13,612,348	2.0%
Polymer Additives, Inc.	6.17%* (LIBOR + 6.00%) Term Loan B, due 7/31/2025	Materials	30,733,780	29,092,597	29,632,632	25,801,009	3.7%
Sorenson Communications, LLC	6.75%* (LIBOR + 6.50%) Term Loan B, due 4/29/2024	Telecommunication Services	21,978,999	21,099,839	21,393,856	22,047,793	3.2%

Total United States				972,400,478	980,184,144	973,585,576	139.6%

Total Investments				1,055,388,985	1,064,447,531	1,055,661,115	151.4%

United States
GSO DL Co-Invest CI LP	LP Interest	Consumer Discretionary	31.25%	1,500,000	1,500,000	1,420,429	0.2%
GSO DL Co-Invest EIS LP	LP Interest	Consumer Discretionary	20.12%	442,710	442,710	401,545	0.1%

Total Investments in Affiliate				1,942,710	1,942,710	1,821,974	0.3%

TOTAL				$1,057,331,695	$1,066,390,241	$1,057,483,089	151.7%

*	Represents rate as of December 31, 2020.

See notes to consolidated financial statements.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

NET INVESTMENT INCOME / (LOSS):
Interest earned on investments	$89,696,837
Other income	521,456

Total investment income	90,218,293

EXPENSES:
Interest expense	13,999,595
Management fee	5,011,730
Tax expenses	4,295,328
Professional fees	1,770,496
Amortization of deferred financing costs	847,344
Transaction costs	66,135

Total expenses	25,990,628

Net investment income / (loss)	64,227,665

NET REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS AND INVESTMENTS IN AFFILIATES:
Net realized gain / (loss) on:
Investments	1,920,544

Net realized gain / (loss) on investments	1,920,544

Net change in unrealized appreciation / (depreciation) on:
Investments	(9,889,956)
Investments in affiliates	(233,105)

Net change in unrealized appreciation / (depreciation) on investments and investments in affiliates	(10,123,061)

Net realized and unrealized gain / (loss) on investments and investments in affiliates	(8,202,517)

NET INCREASE / (DECREASE) IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$56,025,148

See notes to consolidated financial statements.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2020

	Limited	General	Total
	Partner	Partner	Partners’ Capital
PARTNERS’ CAPITAL — January 1, 2020	$524,952,340	$13,749,557	$538,701,897
Capital contributions	198,936,202	1,392,027	200,328,229
Capital distributions	(96,406,362)	(1,422,500)	(97,828,862)

Subtotal	627,482,180	13,719,084	641,201,264

Net investment income / (loss)	63,142,842	1,084,823	64,227,665
Net realized gain / (loss) on investments	1,895,387	25,157	1,920,544
Net change in unrealized appreciation / (depreciation) on investments and investments in affiliates	(9,960,340)	(162,721)	(10,123,061)
Carried interest allocation	(4,301,057)	4,301,057	—

Net increase / (decrease) in partners’ capital resulting from operations	50,776,832	5,248,316	56,025,148

PARTNERS’ CAPITAL — December 31, 2020	$678,259,012	$18,967,400	$697,226,412

See notes to consolidated financial statements.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase / (decrease) in partners’ capital resulting from operations	$56,025,148
Adjustments to reconcile net increase / (decrease) in partners’ capital resulting from operations to net cash used in operating activities:
Net realized (gain) / loss on investments	(1,920,544)
Net change in unrealized (appreciation) / depreciation on investments	9,889,956
Net change in unrealized (appreciation) / depreciation on investments in affiliates	233,105
Accretion of loan discount	(6,637,325)
Amortization of deferred financing costs	847,344
Receipt of paid-in-kind interest	(3,375,572)
Changes in operating assets and liabilities:
Purchases of investments	(347,032,056)
Proceeds from sales of investments	230,034,352
Decrease in interest receivable	223,434
Decrease in receivable for securities sold	382,724
Decrease in interest payable	(851,977)
Increase in management fee payable	295,240
Increase in due to affiliates	741,811
Increase in accrued expenses	32,688

Net cash used in operating activities	(61,111,672)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions	200,328,229
Capital distributions	(97,828,862)
Borrowings under credit facility loans payable	98,238,182
Repayment of borrowings	(140,688,407)
Deferred financing costs	(10,000)

Net cash provided by financing activities	60,039,142

NET DECREASE IN CASH AND CASH EQUIVALENTS	(1,072,530)
CASH AND CASH EQUIVALENTS — January 1, 2020	18,364,547

CASH AND CASH EQUIVALENTS — December 31, 2020	$17,292,017

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest for the year ended December 31, 2020	$14,851,572

Cash paid for taxes for the year ended December 31, 2020	$4,295,328

See notes to consolidated financial statements.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

1.	THE PARTNERSHIP

GSO Direct Lending Fund-D LP (the “Partnership”) is a Delaware limited partnership organized on May 3, 2018 pursuant to the terms of the Second Amended and Restated Limited Partnership Agreement dated October 21, 2019 (the “Agreement”) to operate as a private investment partnership primarily for the benefit of U.S. taxable investors. The principal business office of the Partnership is located in New York. The Partnership commenced operations on August 21, 2018.

GSO Direct Lending Fund-D Associates LLC (the “General Partner”), an affiliate of The Blackstone Group Inc. (“Blackstone”), a Delaware limited liability company, serves as the General Partner to the Partnership.

Blackstone Alternative Credit Advisors LP (f/k/a GSO Capital Partners LP), a Delaware limited partnership, an affiliate of Blackstone, serves as the investment manager to the Partnership (the “Investment Manager”) and is responsible for the Partnership’s investment activities subject to the overall supervision of the General Partner. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Partnership’s investment philosophy is to seek out opportunities for investment utilizing the investment skills of the General Partner and the Investment Manager. The primary investment objective of the Partnership is to seek to generate attractive risk-adjusted returns by investing in various financial instruments, including, but not limited to, (a) first lien and unitranche senior secured loans, generally with tranche sizes less than $300 million, (b) to a lesser extent, second or third lien loans, unsecured or subordinated loans, bonds, convertible securities or preferred equity, generally with tranche sizes less than $100 million, in each case (i) issued by private, performing, small and middle market U.S. companies and (ii) originated by Blackstone Credit and (c) to a lesser extent, and in no event more than 5% of the Benchmark Commitments, equity securities received or purchased in connection with a debt investment of the Direct Lending Strategy Funds.

The Partnership owns 100% of GSO Downing Street LLC (“Downing Street”) and GSO Stone Street LLC (“Stone Street”), Delaware limited liability companies, incorporated on May 3, 2018 and May 30, 2018 respectively. The consolidated financial statements include the accounts of the Partnership, Downing Street, and Stone Street.

The Partnership shall continue business through the fifth anniversary of the expiration of the Investment Period. If the General Partner deems it to be in the best interest of the Partnership, the General Partner may extend the term of the Partnership, with the consent of the Designated Limited Partner, for up to two successive one-year periods thereafter.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Agreement.

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The Partnership’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires the General Partner to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and these differences could be material.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

The Partnership is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”) which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. Accordingly, the Partnership reflects its investments in the Consolidated Statement of Financial Condition at their fair value, with unrealized gains and losses resulting from changes in fair value, if any, reflected in Net change in unrealized appreciation / (depreciation) on investments and investments in affiliates in the Consolidated Statement of Operations.

Recent Accounting Pronouncements — In March 2020, the FASB issued guidance providing optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR (London Interbank Offered Rate) or other interbank-offered based reference rates as of the end of December 2021. Management continues to evaluate the impact of the guidance and may apply other elections, as applicable, as the expected market transition to alternative reference rates evolves.

The following is a summary of the significant accounting policies consistently followed by the Partnership in the preparation of its consolidated financial statements. These consolidated financial statements should be read in conjunction with the Agreement.

Basis of Consolidation — The accompanying consolidated financial statements include all assets, liabilities, income and expenses of the Partnership. All inter-company accounts and transactions have been eliminated in consolidation, if any.

Valuation of Investments — The General Partner values investments according to GAAP which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures regarding fair value measurements. Fair value is the amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price) under current market conditions.

Valuation Process

The Investment Manager formed the Blackstone Credit Valuation Committee (the “Committee”) to assist the general partners with the investment valuation processes. The Committee also assists certain investment advisory clients and boards of managers or other similar parties, to such investment advisory clients in the valuation processes of such clients’ assets. The Committee reviews valuation techniques and procedures, efficacy of the control environment pertaining to the valuation process, and the reasonableness of quotations received from a) broker/dealers and other knowledgeable market participants that may trade or make a market for such investments (each a “Market Participant” and collectively “Market Participants”), b) independent pricing services (“Pricing Services”), and c) fair values derived by the General Partner. The Committee’s role includes a validation of third party pricing services and information obtained from third party pricing specialists. As part of the investment advisory services to be provided by the Investment Manager, the General Partner has requested that the Committee provide oversight of the General Partner’s valuation.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

Valuation Techniques

Described below are valuation techniques employed by the General Partner to determine investment valuations:

The General Partner receives market and investment specific data (“Market Data”), including quotations from Market Participants and Pricing Services that is used to determine investment fair values. The General Partner evaluates Market Data received from Market Participants and Pricing Services for investments that are publicly traded as well as private assets that are not traded on an exchange and may require significant judgment when determining the valuation.

When selecting price sources, the General Partner generally prioritizes fair value price sources that are most observable for each investment. Below is a listing of the valuation techniques used by the General Partner to determine the fair value of the Partnership’s investments as of the measurement date. See Note 4: Fair Value Measurements, for further discussion relating to the valuation of the Partnership’s investments.

Listed investments

The fair value of listed investments is generally based upon their last sales prices on the measurement date on the primary exchange on which they have traded on such date or based on the midpoint of the bid/ask spread at the close of business. Some of these investments prices may be adjusted for the effect of legal restriction on sales as of the measurement date.

Over-the-counter market prices

Certain investments that trade on over-the-counter markets may also utilize published transaction prices when it is both readily available and representative of fair value.

Market Participant and Pricing Service quotations

Certain investments that trade on over-the-counter markets, where published transaction prices are not utilized are generally valued with indications of fair value from Market Participants and Pricing Services (“Quotations”).

To determine the fair value of an investment, Market Participants and Pricing Services may consider observable market transactions for identical or similar investments, Quotations by other Market Participants, pricing matrices or pricing relationships between investments with similar characteristics (“Third Party Pricing”).

When evaluating a Pricing Service, the General Partner may consider the number of indications of fair value from Market Participants, the ability to transact at such prices based on recent trading activity, reviews of Quotations and prices for similar assets, as well as other Market Data. In situations when Quotations are not available or the General Partner determines that such Quotations are not representative of fair value, the General Partner may determine the fair value of such investment based on its sole discretion, as described below.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

Modeled values

Investments that are privately held or thinly traded are generally characterized by few or no Quotations and often rely on significant unobservable inputs. The General Partner performs an analysis of these investments incorporating current market conditions, investment terms, capital structure and comparable investments at the measurement date. The General Partner may consider one or more valuation techniques discussed below to derive fair value and may apply a significant degree of judgment regarding technique weighting, internal and external assumptions that may be quantitative or qualitative in nature. Under certain circumstances recent transaction prices may be the best indicator of fair value given the proximity of the investment acquisition date to the measurement date.

Performance multiple methodology - debt and equity investments

A relative valuation approach where a set of comparable public or private companies and/or transactions are identified and used to determine a multiple of value that is applied to a financial measure for the investment. Earnings before interest, taxes, depreciation and amortization (“EBITDA”), is generally used as the basis for investment multiples and may be obtained from unaudited or preliminary financial data.

Discounted cash flow - equity investments

For certain equity investments the General Partner will use projected unlevered free cash flows of the portfolio company. The terminal value is projected using an assumed exit multiple, which is generally based on the performance multiple methodology. All cash flows and the terminal value are discounted back to the valuation date using a discount rate which represents the return a Market Participant would require for a similar investment and risk profile. The calculation results in an enterprise value which is then reduced by the amount of the net debt outstanding to arrive at the equity value.

Discounted cash flow - debt investments

For debt or debt-like investments the General Partner evaluates a range of market yields for the issuer based on certain factors, including a review of various credit index yield levels and trends, yield levels and trends of specific credit instruments deemed comparable to the issuer, based on certain fundamental factors including historical sales and EBITDA growth trends and various current and historical credit metric levels and trends. The General Partner develops a cash flow forecast from contractual principal and interest payments due based on the specific legal terms of the debt instrument, including, but not limited to, the stated principal (including any accretion for payment in-kind interest since issuance), any returns of principal (including amortization and/or excess cash flow sweeps), the stated coupon (including fixed/floating terms, cash rates, payment-in-kind rates, and pricing grids), the stated interest payment periods, the term maturity, covenants, and call protection (including any associated premium). The General Partner discounts the projected cash flows at a yield that represents the return a Market Participant would require for a similar investment and risk profile.

Option Pricing Models

Investments in options, warrants and the conversion feature of certain convertible debt may be valued using an option pricing model. Option pricing models derive values using certain terms and conditions defined at the time of the investments’ offering as well as model assumptions such as volatility and price.

Net Asset Value

Investments in other investment funds including affiliated funds (“Investee Funds”) are valued at the net asset value (“NAV”) per share (or its equivalent) of the Investee Fund, as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies as described by GAAP. The investments of the Investee Funds are valued under one of the valuation models mentioned above. If the General Partner determines, based on its own due diligence and investment procedures, that NAV per share (or its equivalent) does not represent fair value, the General Partner will estimate the fair value in good faith and in a manner that it reasonably chooses, in accordance with its valuation policies.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

Cash and Cash Equivalents — The Partnership defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of 90 days or less. The Partnership currently utilizes three counterparties to custody the cash, which at times may exceed federally insured limits and expose the Partnership to credit risk. As of December 31, 2020, the Partnership held cash equivalents in the amount of $4,898,106.

Income Recognition — Portfolio transactions are recorded on the trade date (for publicly-traded investments) or upon closing of the transaction (for private investments), with security gains and losses calculated using the specific identification basis. The Partnership accrues dividend income from private securities pursuant to the terms of the respective investment unless the General Partner determines that future payments of income from the investment are uncertain. Interest income and expense are recognized on the accrual basis. Certain securities may pay a portion of interest or dividends earned in additional par or shares. Loan and bond premiums and discounts are amortized and accreted, respectively, using the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period. Proceeds received from the investments in affiliates are recorded at the time of receipt. The General Partner determines the character of such proceeds and records any income including but not limited to interest and dividend income, and realized gain or return of capital accordingly.

Deferred Financing Cost, Net — Deferred financing costs of $3,950,000 (includes $10,000 of additional cost incurred in 2020) are being amortized using the effective interest method through the stated maturity of the related debt. For the year ended December 31, 2020, the amortization of the deferred financing cost was $847,344 and is included in Amortization of deferred financing costs on the Consolidated Statement of Operations.

Receivable for Securities Sold – The Receivable for securities sold balance of $2,606,565 at December 31, 2020 represents amounts receivable for unsettled sales of investments.

Income Taxes — The Partnership is classified as a partnership for U.S. tax purposes and as such, makes no provision for U.S. federal, state and local taxes in the consolidated financial statements as the partners are individually responsible for their own tax liabilities. The Partnership may be subject to taxes imposed in other countries in which it invests. Such taxes are generally based on investment income and/or gains earned. In addition, all taxes, if any, are accrued and included in net investment income / (loss), net change in unrealized appreciation / (depreciation) or separately included in provision for current income taxes, as applicable, as the income / gains are earned in the Consolidated Statement of Operations.

The Partnership may file a U.S. federal income tax return and may file an income tax return in various state and local jurisdictions in the U.S. Generally, the Partnership is subject to income tax examinations by major taxing authorities for the tax years 2018 and forward.

Downing Street and Stone Street are organized as limited liability companies wholly owned by the Partnership and are considered disregarded entities for U.S. tax purposes.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

The Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authorities, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authorities. De-recognition of a tax benefit previously recognized results in the Partnership recording a tax liability that reduces ending partners’ capital. The Partnership is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next twelve months.

Based on its analysis, the General Partner has determined that the Partnership does not have any material uncertain tax positions that require recognition or measurement in the Partnership’s consolidated financial statements.

COVID-19 and Global Economic Market Conditions — The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on certain non-essential businesses have caused disruption in the U.S. and global economies. Although an economic recovery is partially underway, it continues to be gradual, uneven, and characterized by meaningful dispersion across sectors and regions. The estimates and assumptions underlying these consolidated financial statements are based on the information available as of December 31, 2020, including judgments about the financial market and economic conditions which may change over time.

3.	INVESTMENTS IN AFFILIATES

Investments in affiliates are recorded at fair value, in accordance with the valuation policies discussed in Note 2: Significant Accounting Policies and Note 4: Fair Value Measurements. Investments in affiliates include the Partnership’s investments in the equity instruments of special purpose entities managed by the General Partner. The Partnership’s investments in affiliates are restricted from redemption. As of December 31, 2020, the Partnership had no unfunded commitments to the affiliates.

The Partnership’s proportional share of any investment owned by affiliates, exceeding 5% of the total partners’ capital of the Partnership at the reporting date, requires disclosure. As of December 31, 2020, the Partnership’s proportional share of any investment owned by affiliates did not exceed 5% of the total partners’ capital of the Partnership.

4.	FAIR VALUE MEASUREMENTS

Fair value guidance establishes a framework for measuring fair value and expands disclosures about fair value measurements. See Note 2: Significant Accounting Policies to the consolidated financial statements for the determination of fair value of the Partnership’s investments. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Partnership has the ability to access. The Partnership does not adjust the quoted price for these investments even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

Level 2 Financial assets and liabilities whose values are based on pricing services, quoted prices in markets that may not be active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk yield curves, default rates and similar data. Investments which are generally included in this category are corporate loans and bonds, less liquid and restricted equity securities, and certain over-the counter derivatives where the fair value is based on observable inputs.

Level 3 Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs are intended to reflect the assumptions a market participant would use in pricing the asset or liability, and would be based on the best information available. Investments which are generally included in this category are certain corporate bonds and loans held, certain over-the counter derivatives where the fair value is based on unobservable inputs, privately held debt and equity, and securities issued by collateralized debt obligations.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety, requires judgment, and considers factors specific to the investment.

Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities.

The following table summarizes the valuation of the Partnership’s investments under the fair value hierarchy levels as of December 31, 2020:

Description	Level 1	Level 2	Level 3	NAV as Fair Value	Total	Percentage of Partners’ Capital
Assets:
Investments
Loans	$—	$177,395,882	$872,736,152	$—	$1,050,132,034	150.6%
Common Equity	—	—	5,529,081		5,529,081	0.8%

Total investments	—	177,395,882	878,265,233	—	1,055,661,115	151.4%

Investments in affiliates:
LP Interests	—	—	—	1,821,974	1,821,974	0.3%

Total investments in affiliates	—	—	—	1,821,974	1,821,974	0.3%

Total assets	$—	$177,395,882	$878,265,233	$1,821,974	$1,057,483,089	151.7%

The following table summarizes the significant quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2020. This disclosure excludes the inputs and assumptions for valuation techniques of financial instruments for which the determination of fair value is based on prices from prior transactions, third party pricing information without adjustment, where no other quantitative information is reasonably available, if any.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

Financial Instruments	Fair Value at December 31, 2020	Valuation Techniques	Unobservable Input Description	Ranges	Weighted Average (1)
Investments:
Loans	$837,659,920	Discounted Cash Flow	Discount Rate	6.8% - 11.3%	8.2%
	35,076,232	Third Party Pricing	N/A	N/A	N/A
Common Equity	5,529,081	Performance Multiple	EBITDA Multiple	9.2x - 15.0x	13.8x

Total	$878,265,233

(1)	Unobservable inputs were weighted on the fair value of the investments included in the range.

With regard to investments in affiliates categorized as NAV as fair value, the following table summarizes the significant quantitative inputs and assumptions used for the underlying investments held at such investments in affiliates:

Financial Instruments	Fair Value at December 31, 2020	Valuation Techniques	Unobservable Input Description	Ranges	Weighted Average (1)
Investments in affiliates:
LP Interests	$1,821,974	Performance Multiple	EBITDA Multiple	7.8x - 13.3x	12.0x

Total	$1,821,974

(1)	Unobservable inputs were weighted on the fair value of the investments included in the range.

Since December 31, 2019, there were no changes in the valuation techniques within Level 3 investments.

The following table summarizes purchases, transfers in, and transfers out of Level 3 investments:

	Loans	Common Equity	Total
Investments:
Purchases (1)	$350,181,561	$1,329,585	$351,511,146
Transfers in	$9,838,063	—	$9,838,063
Transfers out	$(25,303,622)	—	$(25,303,622)

(1)	Includes paid-in-kind interest and accretion of discount.

5.	RISK FACTORS

In the ordinary course of business, the Partnership manages a variety of risks, including market risk and counterparty risk. The Partnership identifies, measures and monitors risk through various control mechanisms. The following summary is not intended to be a comprehensive summary of all risks inherent in investing in the Partnership and reference should be made to the Agreement.

Certain events particular to each industry in which the Partnership’s existing investments conduct their operations, as well as general economic, political, geographic conditions and commodity prices may have a significant negative impact on the operations and profitability of the investments. Such events are beyond the Partnership’s control and cannot be predicted. Moreover, the Partnership’s ability to liquidate the investments and realize value is subject to certain limitations and uncertainties.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions such as interest and currency rate movements and volatility in security prices. The Partnership manages its exposure to market risk through the use of risk management strategies. The liquidity of the market for high-yield debt and other investments held by the Partnership such as private equity positions has fluctuated over time and may at times be illiquid. Liquidity relates to the ability of the Partnership to sell an investment in a timely manner at a fair price. The market for less liquid investments may be more volatile than the market for highly liquid securities. Investments in relatively illiquid securities may restrict the ability of the Partnership to dispose of its investments at a price and time that it wishes to do so. If the Partnership was forced to dispose of an illiquid investment at an inopportune time, it might be forced to do so at a substantial discount to market value, resulting in a loss to the Partnership. The Partnership’s investment in assets that the Investment Manager determines to have limited liquidity constitutes a material portion of the Partnership’s portfolio.

Counterparty risk is the risk that counterparties may fail to fulfill their obligations or that the collateral value that the counterparties have posted or pledged becomes inadequate. The Partnership attempts to minimize its counterparty risk by monitoring the exposure with, and the creditworthiness of, counterparties.

The Partnership invests in fixed income securities and bank debt directly. Until such investments are sold or mature, the Partnership is exposed to credit risk relating to whether the issuer will meet its obligations as they come due.

The Partnership has exposure to interest rate risks to the extent prevailing interest rates change and it could negatively affect the value of the investments held by the Partnership.

The Partnership is subject to the risk of restrictions being imposed by foreign governments on the repatriation of cash and political and economic uncertainties.

The Partnership may utilize leverage to enhance its yield. However, these objectives cannot be achieved in all interest rate environments. The investments may utilize leverage through borrowings. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Partnership’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Partnership’s net income will be less than if leverage had not been used. The Partnership may be required to sell portfolio securities at inopportune times or at distressed values or call upon additional capital in order to comply with requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the investments to incur losses.

6.	CREDIT FACILITY LOANS PAYABLE

The Partnership has two credit facilities totaling $409,948,409 for the purpose of purchasing debt, equities or other assets.

The first facility, totaling $191,229,593, matures on October 11, 2023. Dependent on situational timing, borrowings under this arrangement can either be made at LIBOR plus 2.00% or may bear interest at the higher of (A) the Federal Funds Rate plus 0.5% and (B) the prime rate. This credit facility is secured by eligible assets purchased or originated by the Partnership. For the year ended December 31, 2020, the borrowings under this facility accrued interest at a rate of between 2.28% to 3.91%. As of December 31, 2020, the Partnership has an outstanding borrowing of $191,229,593.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

The second facility, totaling $218,718,816, matures on October 11, 2023. Dependent on situational timing, borrowings under this arrangement can either be made at LIBOR plus 2.05% or may bear interest at the higher of (A) the Federal Funds Rate plus 0.5% and (B) the prime rate. This credit facility is secured by eligible assets purchased or originated by the Partnership. For the year ended December 31, 2020, the borrowings under this facility accrued interest at a rate of between 2.43% to 3.94%. As of December 31, 2020, the Partnership has an outstanding borrowing of $191,718,816.

7.	PARTNERS’ CAPITAL

Contributions — The General Partner and Limited Partner (collectively, the “Partners”) will be required to make capital contributions to the Partnership from time to time based on their overall commitment upon not less than ten calendar days prior written notice from the General Partner.

The Partnership has capital commitments of $760,000,000 (including the General Partner’s commitment of 1.3%). As of December 31, 2020, the Partnership had contributed capital of $891,726,173 which is 117.3% of the total capital commitments.

Withdrawals — Except as otherwise provided by the Agreement or by law, no Limited Partner shall have the right to withdraw or reduce its capital contributions or its capital commitment or to demand and receive assets other than assets distributed by the Partnership in accordance with the terms in the Agreement.

Distributions — Each distribution of Investment Proceeds from an Investment shall initially be apportioned among the Partners pro rata in proportion to each of their respective Percentage Interests with respect to such Investment. The amount so apportioned to the General Partner shall be distributed to the General Partner. The portion of the amount so apportioned to a Limited Partner that is attributable to such Limited Partner’s Portfolio B Capital Contributions and/or Portfolio C Capital Contributions shall be distributed to such Limited Partner. The remainder of the amount apportioned to such Limited Partner (i.e., the amount attributable to such Limited Partner’s Portfolio A Capital Contributions) shall, notwithstanding the first sentence of this paragraph, be divided between, and distributed to, such Limited Partner, on the one hand, and the General Partner, on the other hand, as follows, subject to Section 3.4(f), Section 3.4(g), Section 3.5(f), and Section 3.6 of the Agreement:

i.

Recapture of Capital Base and Costs: First, the portion of such Limited Partner’s share of Portfolio A Investment Proceeds that constitutes Disposition Proceeds shall be allocated 100% to such Limited Partner until such Limited Partner has been allocated cumulative (A) Disposition Proceeds pursuant to this clause (i), (B) Portfolio A Investment Proceeds allocated pursuant to clause (ii) below, (C) amounts deemed allocated to such Limited Partner pursuant to Section 3.5 (f), and (D) Interim Clawback Amounts in an aggregate amount equal to such Limited Partner’s Realized Capital and Costs;

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

ii.

Realized Loss, Fees and Expenses: Second, such Limited Partner’s share of Portfolio A Investment Proceeds shall be allocated 100% to such Limited Partner until such Limited Partner has been allocated cumulative (A) Portfolio A Investment Proceeds, (B) amounts deemed allocated to such Limited Partner pursuant to Section 3.5(f) and (C) Interim Clawback Amounts in an aggregate amount equal to the sum of such Limited Partner’s (1) Aggregate Losses from Permanent Impairments, (2) Aggregate Losses from Realized Investments and (3) Capital Contributions for Organizational Expenses, Fund Expenses and Management Fees, in each case, to the extent not previously recouped from allocations to such Limited Partner (including from allocations pursuant to clause (i) above);

iii.

6.5% Preferred Return: Third, such Limited Partner’s share of Portfolio A Investment Proceeds shall be allocated 100% to such Limited Partner until the cumulative allocations of Portfolio A Investment Proceeds to such Limited Partner in excess of such Limited Partner’s Realized Capital and Costs represent a 6.5% per annum, compounded return on such Limited Partner’s Net Capital Contribution Amount;

iv.

Catch-up of Overall Carried Interest: Fourth, such Limited Partner’s share of Portfolio A Investment Proceeds shall be allocated 80% to the General Partner and 20% to such Limited Partner, until the General Partner has been allocated (as Carried Interest) 10% of the sum of (A) the aggregate amount of Portfolio A Investment Proceeds allocated to such Limited Partner, net of such Limited Partner’s Realized Capital and Costs and (B) the amount of Carried Interest allocated to the General Partner in respect of such Limited Partner; and

v.	Limited Partner/General Partner Split: Thereafter, such Limited Partner’s share of Portfolio A Investment Proceeds shall be allocated 90% to such Limited Partner and 10% to the General Partner.

Allocations of Profits and Losses — Except as provided for in the Agreement, any profits of the Partnership will be allocated to the Partners in the same manner and proportion as cash is distributed (other than cash representing a return of capital contribution). Losses of the Partnership will be allocated to the Partners in proportion to their percentage interests in the investment from which such losses arose, or if there is no such investment, in proportion to their capital commitments, provided that no item of deduction or loss shall be allocated to a limited partner to the extent the allocation would cause a negative balance in such limited partner’s capital account, and any such item that cannot be allocated to such limited partner shall be allocated to Partners that have positive capital account balances in proportion to the Partners’ respective capital contributions with respect to the investment that generated the losses, or if none, to the General Partner.

Distributions are computed in accordance with specific hurdle rate computations and profit-sharing allocations which provide, among other things, that the limited partner receives priority returns to achieve specific yields. Once such hurdles have been met and priority returns achieved, the General Partner may be entitled to Carried Interest on the unrealized gains on the Partnership’s investments. At December 31, 2020, the cumulative Carried Interest allocation arising from income and unrealized appreciation of investments and investments in affiliates totaled $9,549,326. No Carried Interest distributions were paid to the General Partner for the year ended December 31, 2020. The General Partner may, in its sole discretion, elect to waive all or a portion of the cumulative Carried Interest with respect to any limited partner.

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

Because of the inherent uncertainty of the valuation of the investment portfolio, the allocation of net income resulting from operations to all Partners as reflected within these consolidated financial statements may not necessarily represent amounts that might ultimately be allocated and distributed to all partners.

8.	RELATED PARTY TRANSACTIONS

Due to Affiliates — Due to affiliates is comprised of disbursements made by affiliates of the General Partner on behalf of the Partnership for the payment of Partnership level expenses as defined in the Agreement. Such amounts are non-interest bearing and are intended to be reimbursed by the Partnership through distributions of current income and disposition proceeds. As of December 31, 2020, the Due to affiliates consists of $879,508 of Partnership level expenses.

Management Fee — Pursuant to an investment advisory agreement, the Partnership pays the Investment Manager a fixed management fee, payable quarterly in arrears, equal to one quarter of 1.0% of the Limited Partner’s Aggregate Invested Capital. The General Partner may, in its sole discretion, elect to waive all or a portion of the management fee. Management fee can be offset with transaction fees received by the Investment Manager or its affiliates. For the year ended December 31, 2020, the Investment Manager did not offset any management fee.

9.	GUARANTEES

In the normal course of business the Partnership enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Partnership’s maximum exposure under these arrangements cannot be estimated, as this would involve future claims that may be made against the Partnership that have not yet occurred. However, based on experience, the Partnership expects the risk of loss to be remote. As of December 31, 2020, no accrual has been recorded for these indemnifications in the consolidated financial statements.

10.	COMMITMENTS

The Partnership has unfunded commitments of $89,738,690 as of December 31, 2020.

11.	FINANCIAL HIGHLIGHTS

The financial highlights are calculated for the limited partner and exclude data for the General Partner. Calculations of these highlights on an individual limited partner basis may yield results that vary from those stated herein.

Financial Ratios:
Expenses to average limited partner’s capital	4.9%
General Partner carried interest allocation to average limited partner’s capital	0.8%

Expenses and carried interest allocation to average limited partner’s capital	5.7%

Management fee offsets to average limited partner’s capital	0.0%

Net investment income / (loss) to average limited partner’s capital	11.9%

Internal Rate of Return (IRR):
Partnership Net IRR as of December 31, 2020	9.7%
Partnership Net IRR as of December 31, 2019	9.9%

GSO DIRECT LENDING FUND-D LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

The ratios of expenses and net investment income / (loss) to average limited partner’s capital represent the ratios of the limited partner’s expenses and net investment income / (loss) for the year ended December 31, 2020, to weighted average limited partner’s capital. The ratio of expenses and carried interest allocations to average limited partner’s capital reflects the effect of the allocation of carried interest on reported expenses as if such allocation was structured as a fee instead of an allocation of profits. The ratio of net investment income / (loss) to average limited partner’s capital does not reflect the effect of the carried interest allocation.

The IRRs are calculated from inception through December 31, 2020 and December 31, 2019, respectively, and are net of all expenses and carried interest allocation to the General Partner. The IRRs are computed based on the actual dates of the cash inflows, cash outflows and total partner’s capital of the limited partner as of December 31, 2020 and December 31, 2019, respectively.

12.	SUBSEQUENT EVENTS

On March 5, 2021, the Partnership entered into a purchase and sale transaction with another Blackstone entity, in which the Partnership sold all its assets and majority of its liabilities at its fair market value. As a result of such transaction, the Partnership will plan to liquidate during the year 2021.

Except as stated above, the General Partner has evaluated the impact of all subsequent events through March 30, 2021, which is the date that these consolidated financial statements were available to be issued and has determined that there were no other subsequent events requiring adjustment to or disclosure in the consolidated financial statements.

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